UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21915
                                                     ---------

                    Oppenheimer Baring SMA International Fund
                    -----------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: MAY 31
                                                  ------

                     Date of reporting period: May 31, 2008
                                               ------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY 31, 2008
--------------------------------------------------------------------------------
   Oppenheimer                                                      Management
   Baring SMA                                                      Commentaries
   International Fund                                                  and
                                                                   Annual Report
--------------------------------------------------------------------------------
   MANAGEMENT COMMENTARIES

      Listing of Top Holdings

   ANNUAL REPORT

      Fund Performance Discussion

      Listing of Investments

      Financial Statements

                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS

TOP TEN GEOGRAPHICAL HOLDINGS
United Kingdom                                                             26.8%
Australia                                                                  12.9
Switzerland                                                                 9.4
Japan                                                                       9.2
Singapore                                                                   8.4
Norway                                                                      4.7
Germany                                                                     4.6
United States                                                               4.5
United Arab Emirates                                                        4.4
The Netherlands                                                             4.3

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS
De La Rue plc                                                               4.5%
Lonza Group AG                                                              4.3
Tokyu Corp.                                                                 4.3
Julius Baer Holding AG                                                      4.2
Aker Solutions ASA                                                          4.2
Standard Chartered plc                                                      4.2
Dyno Nobel Ltd.                                                             4.2
Rational AG                                                                 4.2
Toshiba Corp.                                                               4.1
Reckitt Benckiser Group plc                                                 4.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

                  6 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

REGIONAL ALLOCATION

(PIE CHART)

Europe                    60.6%
Asia                      30.5
United States/Canada       4.5
Middle East/Africa         4.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2008, and are based on the total market value of investments.

                  7 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND PERFORMANCE DISCUSSION

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. The sub-prime mortgage crisis dominated global equity markets during the review period. Growing evidence of the deterioration in the U.S. property market had, by the summer of 2007, prompted a rout in the market for financial instruments linked to mortgages and the like. In turn, this caused a huge strain across large parts of the financial landscape as banks struggled to deal with frozen credit markets and collapsing asset values. Against this backdrop, investors' appetite for risk diminished dramatically. The strongest returns over the period were provided by the developing markets, for example in Asia, where rapid economic growth and rising commodity prices lent support.

      Oppenheimer Baring SMA International Fund's shares returned 0.84% during the reporting period, outperforming the MSCI EAFE Index by 4.20%. The index was down -3.36% during the same time frame. The Fund benefited from good stock selection in the energy and consumer discretionary sectors. An overweight to financials and consumer staples detracted from overall performance during the period, while an overweight in energy was beneficial. In addition, an underweight in the consumer discretionary sector helped performance.

      In selecting stocks for the Fund, we seek under-recognized investment opportunities based on the concept of "neglected alpha"--the identification of companies overlooked by other investors with the potential to deliver returns in excess of the broader market. Our rigorous program of quantitative and fundamental research is designed to identify beneficiaries of the changing environment early, so we can incorporate them in the portfolio. We seek to avoid companies where we believe there is potential for earnings disappointment and where there appears to be a lack of investor interest.

      During the period, a number of individual stocks contributed positively. Our investment in Hong Kong Exchanges & Clearing, the holding company of the stock exchange of Hong Kong, made a positive contribution to the Fund's performance. The shares rose strongly and reached our price target hence our decision to sell the holding and reinvest elsewhere. UK companies were well represented among the top ten contributors over the review period with Tullow Oil plc, miner Xstrata plc and Asia-focused bank Standard Chartered plc all performing well.

      Inevitably there were some disappointments. Specifically, our emphasis on property development companies Sun Frontier Fudousan Co. Ltd and Mitsui Fudosan Co. Ltd. in


                 8 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

Japan negatively impacted performance. Australian Materials company Zinifex Ltd. also underperformed, to the detriment of the Fund. On the basis that an immediate recovery in the shares was unlikely, and that the outlook for all three companies had deteriorated, we sold the holdings.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until May 31, 2008. Performance is measured from inception of the Fund on July 2, 2007. The Fund's performance reflects reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, an unmanaged index that is widely recognized as a measure of international stock performance. The Index cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.


                  9 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND PERFORMANCE DISCUSSION

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Baring SMA International Fund

     MSCI EAFE Index
                                                             [PERFORMANCE GRAPH]

              Value of
             Investment
   Date       In Fund      MSCI EAFE
----------   ----------   ----------
06/15/2007    10,000        10,000
08/31/2007     9,770         9,717
11/30/2007    11,230        10,295
02/29/2008     9,456         9,269
05/31/2008    10,084         9,798

CUMULATIVE TOTAL RETURN OF THE FUND AT 5/31/08
Since Inception (7/2/07) 0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THIS IS A NEW FUND WITH A LIMITED OPERATING HISTORY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE DATA QUOTED. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, YOU MAY CONTACT YOUR ADVISER OR THE "WRAP-FEE" PROGRAM SPONSOR.

SHARES OF THE FUND MAY BE PURCHASED ONLY BY OR ON BEHALF OF SEPARATELY MANAGED ACCOUNT CLIENTS ("WRAP-FEE" ACCOUNTS) WHO HAVE RETAINED OFI PRIVATE INVESTMENTS INC. OR CERTAIN OF ITS AFFILIATES (INDIVIDUALLY OR COLLECTIVELY REFERRED TO AS "OFI PI"), TO MANAGE THEIR ACCOUNTS PURSUANT TO AN INVESTMENT MANAGEMENT AGREEMENT WITH OFI PI AND/OR A MANAGED ACCOUNT PROGRAM SPONSOR AS PART OF A "WRAP-FEE" PROGRAM. INVESTORS IN THE "WRAP-FEE" PROGRAMS PAY A "WRAP-FEE" TO THE SPONSOR OF THE PROGRAM. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE "WRAP-FEE" PROGRAM. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT. SEE PAGE 11 FOR FURTHER INFORMATION.

                 10 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES

                      The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR ADVISER OR THE "WRAP-FREE" PROGRAM SPONSOR. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                      The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

                      Shares of the Fund incepted on 7/2/07.

                      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                 11 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FUND EXPENSES

                      FUND EXPENSES. As a shareholder of the Fund, you have ongoing costs, including distribution and service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

                      The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2008.

                      ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 12 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

                         BEGINNING          ENDING         EXPENSES
                          ACCOUNT          ACCOUNT        PAID DURING
                           VALUE            VALUE       6 MONTHS ENDED
ACTUAL                DECEMBER 1, 2007   MAY 31, 2008    MAY 31, 2008
-------------------   ----------------   ------------   --------------
                      $       1,000.00   $     897.90   $         0.00
HYPOTHETICAL
(5% return before expenses)
                              1,000.00       1,025.00             0.00

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2008 is as follows:

EXPENSE RATIO
-------------
   0.00%

The expense ratio reflects contractual waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                 13 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                 14 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS May 31, 2008

                                                       SHARES         VALUE
                                                     ----------   --------------
COMMON STOCKS--86.7%

CONSUMER DISCRETIONARY--4.2%
HOUSEHOLD DURABLES--4.2%
Rational AG                                               1,081   $      241,164
                                                     ----------   --------------
CONSUMER STAPLES--4.1%
HOUSEHOLD PRODUCTS--4.1%
Reckitt Benckiser
Group plc                                                 4,034          237,651
                                                     ----------   --------------
ENERGY--15.7%
ENERGY EQUIPMENT & SERVICES--11.8%
Aker Solutions ASA                                        8,750          245,764
                                                     ----------   --------------
Fugro NV-CVA                                              2,563          225,725
                                                     ----------   --------------
WorleyParsons Ltd.                                        6,033          215,085
                                                                  --------------
                                                                         686,574

OIL, GAS & CONSUMABLE FUELS--3.9%
Tullow Oil plc                                           12,731          224,448
                                                     ----------   --------------
FINANCIALS--27.5%
CAPITAL MARKETS--4.2%
Julius Baer
Holding AG                                                3,005          245,936
                                                     ----------   --------------
COMMERCIAL BANKS--4.2%
Standard
Chartered plc                                             6,554          244,708
                                                     ----------   --------------
DIVERSIFIED FINANCIAL SERVICES--7.2%
Hellenic Exchanges
SA Holding                                               10,732          206,031
                                                     ----------   --------------
Singapore Exchange Ltd.                                  36,000          212,581
                                                                  --------------
                                                                         418,612

INSURANCE--3.9%
QBE Insurance
Group Ltd.                                                9,553          223,157
                                                     ----------   --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--8.0%
Capitaland Ltd.                                          48,000          230,913
                                                     ----------   --------------
Emaar
Properties PJSC                                          74,722          232,950
                                                                  --------------
                                                                         463,863

HEALTH CARE--4.3%
LIFE SCIENCES TOOLS & SERVICES--4.3%
Lonza Group AG                                            1,796          248,829

INDUSTRIALS--8.8%
COMMERCIAL SERVICES & SUPPLIES--4.5%
De La Rue plc                                            13,897       $  261,797
                                                     ----------   --------------
ROAD & RAIL--4.3%
Tokyu Corp.                                              47,000          246,993
                                                     ----------   --------------
INFORMATION TECHNOLOGY--4.1%
COMPUTERS & PERIPHERALS--4.1%
Toshiba Corp.                                            27,000          238,905
                                                     ----------   --------------
MATERIALS--11.8%
CHEMICALS--4.2%
Dyno Nobel Ltd.                                          79,386          241,739
                                                     ----------   --------------
METALS & MINING--7.6%
Peter Hambro
Mining plc(1)                                             8,156          213,586
                                                     ----------   --------------
Xstrata plc                                               2,873          227,019
                                                                  --------------
                                                                         440,605

TELECOMMUNICATION SERVICES--6.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.5
Neuf Cegetel                                              2,573          144,706
                                                     ----------   --------------
WIRELESS TELECOMMUNICATION SERVICES--3.7%
Mobistar SA                                               2,628          216,036
                                                                  --------------
Total Common Stocks
(Cost $4,728,537)                                                      5,025,723

INVESTMENT COMPANY--4.1%
iShares MSCI EAFE
Index Fund
(Cost $222,291)                                           3,090          237,312
                                                     ----------   --------------
TOTAL INVESTMENTS, AT VALUE
(COST $4,950,828)                                          90.8%       5,263,035
                                                     ----------   --------------

OTHER ASSETS
NET OF LIABILITIES                                          9.2          534,898
                                                     ----------   --------------
NET ASSETS                                                100.0%  $    5,797,933
                                                     ==========   ==============

                  F1 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:


GEOGRAPHIC HOLDINGS       VALUE      PERCENT
--------------------   -----------   -------
United Kingdom         $ 1,409,209      26.8%
Australia                  679,981      12.9
Switzerland                494,765       9.4
Japan                      485,898       9.2
Singapore                  443,494       8.4
Norway                     245,764       4.7
Germany                    241,164       4.6
United States              237,312       4.5
United Arab Emirates       232,950       4.4
The Netherlands            225,725       4.3
Belgium                    216,036       4.1
Greece                     206,031       3.9
France                     144,706       2.8
                       -----------   -------
Total                  $ 5,263,035     100.0%
                       ===========   =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 F2 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2008

ASSETS

Investments, at value (cost $4,950,828)--see accompanying statement of investments   $ 5,263,035
                                                                                     -----------
Cash                                                                                     491,735
                                                                                     -----------
Receivables and other assets:
Shares of beneficial interest sold                                                        69,289
Dividends                                                                                  3,810
Other                                                                                        854
                                                                                     -----------
Total assets                                                                           5,828,723

LIABILITIES

Payables and other liabilities:
Legal, auditing and other professional fees                                               23,980
Shareholder communications                                                                 4,966
Custodian fees                                                                             1,184
Transfer and shareholder servicing agent fees                                                 63
Trustees' compensation                                                                        19
Other                                                                                        578
                                                                                     -----------
Total liabilities                                                                         30,790

NET ASSETS                                                                           $ 5,797,933
                                                                                     ===========

COMPOSITION OF NET ASSETS

Par value of shares of beneficial interest                                           $       612
                                                                                     -----------
Additional paid-in capital                                                             5,731,508
                                                                                     -----------
Accumulated net investment income                                                         55,695
                                                                                     -----------
Accumulated net realized loss on investments and foreign currency transactions         (301,974)
                                                                                     -----------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                            312,092
                                                                                     -----------
NET ASSETS--applicable to 611,789 shares of beneficial interest outstanding          $ 5,797,933
                                                                                     -----------

NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE             $      9.48

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  F3 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF OPERATIONS

For the Period Ended May 31, 2008(1)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,752)                 $  81,846
Interest                                                                   5,338
                                                                       ---------
Total investment income                                                   87,184

EXPENSES

Management fees                                                           13,648
Shareholder communications                                                13,058
Legal, auditing and other professional fees                               34,480
Custodian fees and expenses                                                3,452
Registration and filing fees                                               1,596
Transfer and shareholder servicing agent fees                                190
Trustees' compensation                                                        30
Other                                                                      2,551
                                                                       ---------
Total expenses                                                            69,005
Less waivers and reimbursements of expenses                              (68,785)
                                                                       ---------
Net expenses                                                                 220
NET INVESTMENT INCOME                                                     86,964
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                             (273,166)
Foreign currency transactions                                             67,333
                                                                       ---------
Net realized loss                                                       (205,833)

Net change in unrealized appreciation on:
Investments                                                              193,434
Translation of assets and liabilities denominated in
foreign currencies                                                       118,658
                                                                       ---------
Net change in unrealized appreciation                                    312,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $ 193,223
                                                                       =========

1.   For the period from July 2, 2007 (commencement of operations) to May 31,
     2008.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 F4 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                      PERIOD ENDED
                                                                    MAY 31, 2008(1)
                                                                    ---------------
OPERATIONS

Net investment income                                                 $   86,964
Net realized loss                                                       (205,833)
Net change in unrealized appreciation                                    312,092
                                                                      ----------
Net increase in net assets resulting from operations                     193,223

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income                                     (31,387)
Distributions from net realized gain                                     (96,023)

BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting from
beneficial interest transactions                                       5,632,120

NET ASSETS

Total increase                                                         5,697,933
Beginning of period                                                      100,000(2)
                                                                      ----------
End of period (including accumulated net investment income of
$55,695 for the period ended May 31, 2008)                            $5,797,933
                                                                      ==========

1. For the period from July 2, 2007 (commencement of operations) to May 31, 2008.

2. Reflects the value of the Manager's initial seed money investment on June 15, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 F5 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

PERIOD ENDED MAY 31,                                                     2008(1)
----------------------------------------------------------------------   -------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                      $10.00

Income (loss) from investment operations:
Net investment income(2)                                                     .31
Net realized and unrealized loss                                            (.21)
                                                                         -------
Total from investment operations                                             .10

Dividends and/or distributions to shareholders:
Dividends from net investment income                                        (.15)

Distributions from net realized gain                                        (.47)
                                                                         -------
Total dividends and/or distributions to shareholders                        (.62)

Net asset value, end of period                                            $ 9.48
                                                                         =======
TOTAL RETURN, AT NET ASSET VALUE(3)                                         0.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $5,798
Average net assets (in thousands)                                         $2,677
Ratios to average net assets:(4)
Net investment income                                                       3.55%
Total expenses                                                              2.82%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses                                         0.01%
                                                                         -------
Portfolio turnover rate                                                       83%

1. For the period from July 2,2007 (commencement of operations) to May 31, 2008.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.   Annualized for periods less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 F6 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer SMA International Fund (the "Fund") is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to seek long-term capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Manager has entered into a sub-advisory agreement with Baring International Investment Ltd. (the "Sub-Adviser"). The Fund was organized on June 15, 2007 and began operations on July 2, 2007.

      Shares of the Fund may be purchased only by or on behalf of separately managed account clients ("wrap-fee" accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as "OFI PI"), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a "wrap-fee" program. As of May 31, 2008, approximately 33% of the shares were owned by the Manager and its affiliates.

      The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are

                 F7 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

      Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have offbalance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

                 F8 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                         NET UNREALIZED
                                                          APPRECIATION
                                                        BASED ON COST OF
                                                         SECURITIES AND
 UNDISTRIBUTED   UNDISTRIBUTED       ACCUMULATED        OTHER INVESTMENTS
NET INVESTMENT     LONG-TERM             LOSS          FOR FEDERAL INCOME
    INCOME           GAIN        CARRYFORWARD(1,2,3)      TAX PURPOSES
--------------   -------------   -------------------   ------------------
    $55,707           $--              $301,974             $312,092

1. As of May 31, 2008, the Fund had $297,011 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2. The Fund had $4,963 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended May 31, 2008, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

  INCREASE TO      INCREASE TO
  ACCUMULATED    ACCUMULATED NET
NET INVESTMENT    REALIZED LOSS
    INCOME        ON INVESTMENTS
--------------   ---------------
     $118              $118

The tax character of distributions paid during the period ended May 31, 2008 was as follows:

                           PERIOD ENDED
                            MAY 31,2008
                           ------------
Distributions paid from:
Ordinary income              $127,410

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 F9 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. SIGNIFICANT ACCOUNTING POLICIES Continued

Federal tax cost of securities   $4,950,828
                                 ==========

Gross unrealized appreciation    $  413,524
Gross unrealized depreciation      (101,432)
                                 ----------
Net unrealized appreciation      $  312,092
                                 ==========

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon exdividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                F10 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                  PERIOD ENDED MAY 31, 2008(1,2)
                                                      SHARES          AMOUNT
                                                   ------------   --------------

Sold                                                    614,103      $ 5,741,631
Dividends and/or distributions reinvested                   254            2,498
Redeemed                                                (12,568)        (112,009)
                                                   ------------   --------------
Net increase                                            601,789       $5,632,120
                                                   ============   ==============


1.   For the period from July 2, 2007 (commencement of operations) to May
     31,2008.

2. The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on June 15, 2007.

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the period ended May 31, 2008, were as follows:

                         PURCHASES     SALES
                        ----------   ----------
Investment securities   $7,345,834   $2,194,659

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. The Manager has contractually agreed to waive the entire amount of its advisory fee, which is 0.56% of the average net assets, and the Fund does not pay any other fee for the Manager's the "wrap-fee" program sponsor may be attributed to the management of the Fund.


                F11 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended May 31, 2008, the Fund paid $127 to OFS for services to the Fund.

SUB-ADVISER FEES. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee. The fee paid to the Sub-Adviser under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The Manager will pay the Sub- Adviser, in proportion to the Fund's on the investment management fee collected by OFI PI, pursuant to investment management agreements with clients or managed account program sponsors, who have retained OFI PI as part of a "wrap-fee" program.

OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a "wrap fee" to their program sponsor. During the period ended May 31, 2008, the Manager waived management fees in the amount of $13,648. During the period ended May 31, 2008, the Manager reimbursed expenses in the amount of $55,137.

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets. This undertaking may be amended or withdrawn at any time.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange


                F12 | OPPENHEIMER BARING SMA INTERNATIONAL FUND rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's that the Fund has not yet received.

      As of May 31, 2008, the Fund had no outstanding forward contracts.

6. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No.157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                F13 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BARING SMA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring SMA International Fund, including the statement of investments, as of May 31, 2008, and the related statement of operations, the statement of changes in net assets and financial highlights for the period July 2, 2007 (commencement of operations) to May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring SMA International Fund as of May 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for the period July 2, 2007 (commencement of operations) to May 31, 2008, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
July 16, 2008

                 F14 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended May 31, 2008 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $62,668 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2008, $5,323 or 16.96% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $96,023 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $4,743 of foreign income taxes paid by the Fund during the fiscal year ended May 31, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $80,993 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                 15 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and
Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.

                 16 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited

 NAME, POSITION(S)
HELD WITH THE FUND,     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
 LENGTH OF SERVICE,    TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN
        AGE                      THE FUND COMPLEX CURRENTLY OVERSEEN
-------------------   ----------------------------------------------------------
BRIAN F. WRUBLE,      General Partner of Odyssey Partners, L.P. (hedge fund)
Chairman of the       (September 1995-December 2007); Director of Special Value
Board of Trustees     Opportunities Fund, LLC (registered investment company)
(since 2007) and      (affiliate of the Manager's Chairman (since August 2007)
Trustee (since        and Trustee (since August 1991) of the Board of Trustees
2006)                 of The Jackson Laboratory (non-profit); Treasurer and
Age: 65               Trustee of the Institute for Advanced Study (non-profit
                      educational institute) (since May 1992); Member of Zurich
                      Financial Investment Management Advisory Council (insur-
                      ance) (2004-2007); Special Limited Partner of Odyssey
                      Investment Partners, LLC (private equity investment)
                      (January 1999-September 2004). Oversees 64 portfolios in
                      the OppenheimerFunds complex.

DAVID K. DOWNES,      Independent Chairman GSK Employee Benefit Trust (since
Trustee (since        April 2006); Director of Correctnet (since January 2006);
2007)                 Trustee of Employee Trusts (since January 2006);
Age: 68               President, Chief Executive Officer and Board Member of
                      CRAFund Advisors, Inc. (investment management company)
                      (since January 2004); Director of Internet Capital Group
                      (information technology company) (since October 2003);
                      Independent Chairman of the Board of Trustees of Quaker
                      Investment Trust (registered investment company)
                      (2004-2007); President of The Community Reinvestment Act
                      Qualified Investment Fund (investment management company)
                      (2004-2007); Chief Operating Officer and Chief Financial
                      Officer of Lincoln National Investment Companies, Inc.
                      (subsidiary of Lincoln National Corporation, a publicly
                      traded company) and Delaware Investments U.S., Inc.
                      (investment management subsidiary of Lincoln National
                      Corporation) (1993-2003); President, Chief Executive
                      Officer and Trustee of Delaware Investment Family of Funds
                      (1993-2003); President and Board Member of Lincoln
                      National Convertible Securities Funds, Inc. and the
                      Lincoln National Income Funds, TDC (1993-2003); Chairman
                      and Chief Executive Officer of Retirement Financial
                      Services, Inc. (registered transfer agent and investment
                      adviser and subsidiary of Delaware Investments U.S., Inc.)
                      (1993- 2003); President and Chief Executive Officer of
                      Delaware Service Company, Inc. (1995-2003); Chief
                      Administrative Officer, Chief Financial Officer, Vice
                      Chairman and Director of Equitable Capital Management
                      Corporation (investment subsidiary of Equitable Life
                      Assurance Society) (1985-1992); Corporate Controller of
                      Merrill Lynch & Company (financial services holding
                      company) (1977-1985); held the following positions at the
                      Colonial Penn Group, Inc. (insurance company): Corporate
                      Budget Director (1974-1977), Assistant Treasurer
                      (1972-1974) and Director of Corporate Taxes (1969-1972);
                      held the following positions at Price Waterhouse & Company
                      (financial services firm): Tax Manager (1967-1969), Tax
                      Senior (1965-1967) and Staff Accountant (1963-1965);
                      United States Marine Corps (1957-1959). Oversees 64
                      portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,      Trustee of the Committee for Economic Development (policy
Trustee (since        research foundation) (since 2005); Director of ICI
2006)                 Education Foundation (education foundation) (October
Age: 67               1991-August 2006); President of the Investment Company
                      Institute (trade association) (October 1991-June 2004);
                      Director of ICI Mutual Insurance Company (insurance
                      company) (October 1991-June 2004). Oversees 54 portfolios
                      in the OppenheimerFunds complex.

ROBERT G. GALLI,      A director or trustee of other Oppenheimer funds. Oversees
Trustee (since        64 portfolios in the OppenheimerFunds complex.
2006)
Age: 74

                 17 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

PHILLIP A.            Fellow of the Carnegie Corporation (since 2007);
GRIFFITHS,            Distinguished Presidential Fellow for International
Trustee (since        Affairs (since 2002) and Member (since 1979) of the
2006)                 National Academy of Sciences; Council on Foreign Relations
Age: 69               (since 2002); Director of GSI Lumonics Inc. (precision
                      technology products company) (since 2001); Senior Advisor
                      of The Andrew W. Mellon Foundation (since 2001); Chair of
                      Science Initiative Group (since 1999); Member of the
                      American Philosophical Society (since 1996); Trustee of
                      Woodward Academy (since 1983); Foreign Associate of Third
                      World Academy of Sciences; Director of the Institute for
                      Advanced Study (1991-2004); Director of Bankers Trust
                      New York Corporation (1994-1999); Provost at Duke
                      University (1983-1991). Oversees 54 portfolios in the
                      OppenheimerFunds complex.

MARY F. MILLER,       Trustee of International House (not-for-profit) (since
Trustee (since        June 2007); Trustee of the American Symphony Orchestra
2006)                 (not-for-profit) (since October 1998); and Senior Vice
Age: 65               President and General Auditor of American Express Company
                      (financial services company) (July 1998-February
                      2003). Oversees 54 portfolios in the OppenheimerFunds
                      complex.

JOEL W. MOTLEY,       Managing Director of Public Capital Advisors, LLC
Trustee (since        (privately held financial advisor) (since January 2006);
2006)                 Managing Director of Carmona Motley, Inc. (privately-held
Age: 56               financial advisor) (since January 2002); Director of
                      Columbia Equity Financial Corp. (privately-held financial
                      advisor) (2002-2007); Managing Director of Carmona Motley
                      Hoffman Inc. (privately-held financial advisor) (January
                      1998-December 2001); Member of the Finance and Budget
                      Committee of the Council on Foreign Relations, Member of
                      the Investment Committee of the Episcopal Church of
                      America, Member of the Investment Committee and Board of
                      Human Rights Watch and Member of the Investment Committee
                      of Historic Hudson Valley. Oversees 54 portfolios in the
                      OppenheimerFunds complex.

RUSSELL S.            Chairman of RSR Partners (formerly "The Directorship
REYNOLDS, JR.,        Search Group, Inc.") (corporate governance consulting
Trustee (since        and executive recruiting) (since 1993); Life Trustee of
2006)                 International House (non-profit educational organization);
Age: 76               Former Trustee of The Historical Society of the Town of
                      Greenwich; Former Director of Greenwich Hospital
                      Association. Oversees 54 portfolios in the
                      OppenheimerFunds complex.

JOSEPH M. WIKLER,     Director of C-TASC (bio-statistics services) (since 2007);
Trustee (since        Director of the following medical device companies:
2006)                 Medintec (since 1992) and Cathco (since 1996); Director of
Age: 67               Lakes Environmental Association (environmental protection
                      organization) (since 1996); Member of the Investment
                      Committee of the Associated Jewish Charities of Baltimore
                      (since 1994); Director of Fortis/Hartford mutual funds
                      (1994-December 2001). Oversees 54 portfolios in the
                      OppenheimerFunds complex.

PETER I. WOLD,        President of Wold Oil Properties, Inc. (oil and gas
Trustee (since        exploration and production company) (since 1994); Vice
2006)                 President of American Talc Company, Inc. (talc mining and
Age: 60               milling) (since 1999); Managing Member of Hole-in-the-Wall
                      Ranch (cattle ranching) (since 1979); Vice President,
                      Secretary and Treasurer of Wold Trona Company, Inc. (soda
                      ash processing and production) (1996-2006); Director and
                      Chairman of the Denver Branch of the Federal Reserve Bank
                      of Kansas City (1993- 1999); and Director of PacifiCorp.
                      (electric utility) (1995-1999). Oversees 54 portfolios in
                      the OppenheimerFunds complex.

INTERESTED TRUSTEE    THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER,
AND OFFICER           225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK
                      10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                      INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                      DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM,
                      OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL.
                      MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                      WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

                 18 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

JOHN V. MURPHY,       Chairman, Chief Executive Officer and Director of the
President and         Manager (since June 2001); President of the Manager
Principal Executive   (September 2000-February 2007); President and director or
Officer and Trustee   trustee of other Oppenheimer funds; President and Director
(since 2006)          of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
Age: 59               parent holding company) and of Oppenheimer Partnership
                      Holdings, Inc. (holding company subsidiary of the Manager)
                      (since July 2001); Director of OppenheimerFunds
                      Distributor, Inc. (subsidiary of the Manager) (November
                      2001-December 2006); Chairman and Director of Shareholder
                      Services, Inc. and of Shareholder Financial Services, Inc.
                      (transfer agent subsidiaries of the Manager) (since July
                      2001); President and Director of OppenheimerFunds Legacy
                      Program (charitable trust program established by the
                      Manager) (since July 2001); Director of the following
                      investment advisory subsidiaries of the Manager: OFI
                      Institutional Asset Management, Inc., Centennial Asset
                      Management Corporation, Trinity Investment Management
                      Corporation and Tremont Capital Management, Inc. (since
                      November 2001), HarbourView Asset Management Corporation
                      and OFI Private Investments, Inc. (since July 2001);
                      President (since November 2001) and Director (since July
                      2001) of Oppenheimer Real Asset Management, Inc.;
                      Executive Vice President of Massachusetts Mutual Life
                      Insurance Company (OAC's parent company) (since February
                      1997); Director of DLB Acquisition Corporation (holding
                      company parent of Babson Capital Management LLC) (since
                      June 1995); Chairman (since October 2007) and Member of
                      the Investment Company Institute's Board of Governors
                      (since October 2003). Oversees 103 portfolios in the
                      OppenheimerFunds complex.

OTHER OFFICERS        THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS
OF THE FUND           FOLLOWS: FOR MR. ZACK AND MS. BLOOMBERG, TWO WORLD
                      FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                      10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                      SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                      COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                      TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                      REMOVAL.

MARK S. VANDEHEY,     Senior Vice President and Chief Compliance Officer of the
Vice President and    Manager (since March 2004); Chief Compliance Officer of
Chief Compliance      OppenheimerFunds Distributor, Inc., Centennial Asset
Officer (since        Management and Shareholder Services, Inc. (since March
2006)                 2004); Vice President of OppenheimerFunds
Age: 57               Distributor, Inc., Centennial Asset Management Corporation
                      and Shareholder Services, Inc. (since June 1983); Former
                      Vice President and Director of Internal Audit of the
                      Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,      Senior Vice President and Treasurer of the Manager (since
Treasurer and         March 1999); Treasurer of the following: HarbourView Asset
Principal Financial   Management Corporation, Shareholder Financial
& Accounting          Services, Inc., Shareholder Services, Inc., Oppenheimer
Officer (since        Real Asset Management, Inc. and Oppenheimer Partnership
2006)                 Holdings, Inc. (since March 1999), OFI Private
Age: 48               Investments, Inc. (since March 2000), OppenheimerFunds
                      International Ltd. and OppenheimerFunds plc (since May
                      2000), OFI Institutional Asset Management, Inc. (since
                      November 2000), and OppenheimerFunds Legacy Program
                      (charitable trust program established by the Manager)
                      (since June 2003); Treasurer and Chief Financial Officer
                      of OFI Trust Company (trust company subsidiary of the
                      Manager) (since May 2000); Assistant Treasurer of the
                      following: OAC (since March 1999), Centennial Asset
                      Management Corporation (March 1999-October 2003) and
                      OppenheimerFunds Legacy Program (April 2000-June 2003). An
                      officer of 103 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,    Vice President of the Manager (since February 2007);
Assistant Treasurer   Assistant Vice President of the Manager (August
(since 2006)          2002-February 2007); Manager/Financial Product Accounting
Age: 37               of the Manager (November 1998-July 2002). An officer of
                      103 portfolios in the OppenheimerFunds complex.

                 19 | OPPENHEIMER BARING SMA INTERNATIONAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

BRIAN C. SZILAGYI,    Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer   Director of Financial Reporting and Compliance of First
(since 2006)          Data Corporation (April 2003-July 2004); Manager of
Age: 38               Compliance of Berger Financial Group LLC (May 2001-March
                      2003). An officer of 103 portfolios in the
                      OppenheimerFunds complex.

ROBERT G. ZACK,       Executive Vice President (since January 2004) and General
Secretary (since      Counsel (since March 2002) of the Manager; General Counsel
2006)                 and Director of the Distributor (since December 2001);
Age: 59               General Counsel of Centennial Asset Management Corporation
                      (since December 2001); Senior Vice President and General
                      Counsel of HarbourView Asset Management Corporation (since
                      December 2001); Secretary and General Counsel of OAC
                      (since November 2001); Assistant Secretary (since
                      September 1997) and Director (since November 2001) of
                      OppenheimerFunds International Ltd. and OppenheimerFunds
                      plc; Vice President and Director of Oppenheimer
                      Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                      2001); Senior Vice President, General Counsel and Director
                      of Shareholder Financial Services, Inc. and Shareholder
                      Services, Inc. (since December 2001); Senior Vice
                      President, General Counsel and Director of OFI Private
                      Investments, Inc. and OFI Trust Company (since November
                      2001); Vice President of OppenheimerFunds Legacy Program
                      (since June 2003); Senior Vice President and General
                      Counsel of OFI Institutional Asset Management, Inc. (since
                      November 2001); Director of OppenheimerFunds (Asia)
                      Limited (since December 2003); Senior Vice President (May
                      1985-December 2003). An officer of 103 portfolios in the
                      OppenheimerFunds complex.

LISA I. BLOOMBERG,    Vice President (since May 2004) and Deputy General Counsel
Assistant Secretary   (since May 2008); of the Manager; Associate Counsel of the
(since 2006)          Manager (May 2004-May 2008); First Vice President (April
Age: 40               2001-April 2004), Associate General Counsel (December
                      2000-April 2004) of UBS Financial Services
                      Inc. (formerly, PaineWebber Incorporated). An officer of
                      103 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,     Vice President (since June 1998), Deputy General Counsel
Assistant Secretary   (since May 2008) and Assistant Secretary (since October
(since 2006)          2003) of the Manager; Vice President (since 1999) and
Age: 42               Assistant Secretary (since October 2003) of the
                      Distributor; Assistant Secretary of Centennial Asset
                      Management Corporation (since October 2003); Vice
                      President and Assistant Secretary of Shareholder Services,
                      Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                      Legacy Program and Shareholder Financial Services, Inc.
                      (since December 2001); Senior Counsel of the Manager
                      (October 2003-May 2008). An officer of 103 portfolios in
                      the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.

                 20 | OPPENHEIMER BARING SMA INTERNATIONAL FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $26,800 in fiscal 2008 and no such fees in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $122,936 in fiscal 2008 and no such fees in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $123,764 in fiscal 2008 and no such fees in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring SMA International Fund

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 07/08/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 07/08/2008

By:   /s/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 07/08/2008